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                                                                 EXHIBIT 10.53

                                     CONSENT

            This CONSENT (the "CONSENT") is dated as of July 28, 2004, by and among AVONDALE MILLS, INC., an Alabama corporation, as the Borrower (in such capacity, the "BORROWER") and as a Credit Party; AVONDALE MILLS GRANITEVILLE FABRICS, INC., a Delaware corporation, as a Credit Party (together with Avondale Mills, Inc., the "CREDIT PARTIES" and each a "CREDIT PARTY"), AVONDALE INCORPORATED, a Georgia corporation ("HOLDINGS") and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, as the sole Lender (in such capacity, the "LENDER") and as agent (in such capacity, the "AGENT"). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in Annex A to the Credit Agreement referred to below.

                                    RECITALS

            WHEREAS, the Borrower, the Credit Parties, the Lender and the Agent are parties to a Credit Agreement dated as of November 7, 2003 (as amended, restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT");

            WHEREAS, the Borrower has notified the Agent and the Lender that it desires enter into certain agreements pursuant to which the Borrower will issue floating rate notes due no earlier than July 1, 2012 (the "NEW NOTES") in exchange for the retirement of certain of the Subordinated Notes (the "NOTE EXCHANGES");

            WHEREAS, the Borrower, Holdings and the Credit Parties have requested that the Lender and the Agent consent to any violation of Section 6.2,
Section 6.13 or 6.16 of the Credit Agreement that may arise solely as a result of the Note Exchanges or the Issuance of the New Notes; and

            WHEREAS, the Lender and the Agent have agreed to grant such consent on the terms and conditions set forth herein;

            NOW, THEREFORE, in consideration of the continued performance by Borrower and each Credit Party of their respective promises and obligations under the Credit Agreement and the other Loan Documents, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Credit Parties, Holdings, the Lender, and the Agent hereby agree as follows:

            1. Consent. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 below, each of the Lender and the Agent hereby consent to any violation of Section 6.2, Section
6.13 or 6.16 of the Credit Agreement that may arise solely as a result of any Note Exchange or the Issuance of the New Notes; provided, that (a) each of the New Notes matures no earlier than July 1, 2012, (b) the aggregate principal amount

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of Subordinated Notes exchanged in connection with all of the Note Exchanges does not exceed $66,000,000, (c) the sum of (i) the aggregate principal amount of the New Notes and (ii) any other consideration paid to noteholders in connection with the Note Exchanges is no greater than 75% of the aggregate principal amount of the Subordinated Notes exchanged therefor, (d) each New Note bears interest at an aggregate rate no greater than 11.75% per annum at any time, (e) the Borrower supplements Schedule 6.3 to the Credit Agreement reflecting any New Notes promptly after the consummation of such Note Exchange,
(f) no Default or Event of Default has occurred and is continuing at the time of the consummation such Note Exchange, and (g) the documentation with respect to such Note Exchange is in form and substance reasonably acceptable to the Agent.

            2. Effectiveness of this Consent; Conditions Precedent. The provisions of Paragraphs 1 of this Consent shall be deemed to have become effective as of the date of this Consent, but such effectiveness shall be expressly conditioned upon the Agent's receipt of a faxed counterpart of this Consent executed and delivered by duly authorized officers of the Borrower, the Credit Parties, Holdings and the Lender.

            3.    Miscellaneous.

            (a) Headings. The various headings of this Consent are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Consent or any provisions hereof.

            (b) Counterparts. This Consent may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument. Delivery of an executed counterpart of a signature page to this Consent by facsimile transmission shall be effective as delivery of a manually executed counterpart thereof.

            (c) Interpretation. No provision of this Consent shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party's having or being deemed to have structured, drafted or dictated such provision.

            (d) Reaffirmation, Ratification and Acknowledgment; Reservation. Each of the Borrower, the Credit Parties and Holdings hereby (a) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, and each grant of security interests and liens in favor of the Agent on behalf of the Lender, under each Loan Document to which it is a party, (b) agrees and acknowledges that such ratification and reaffirmation is not a condition to the continued effectiveness of such Loan Documents, and (c) agrees that neither such ratification and reaffirmation, nor the Agent's, or the Lender's solicitation of such ratification and reaffirmation, constitutes a course of dealing giving rise to any obligation or condition requiring a similar or any other ratification or reaffirmation from the Borrower, Holdings or such Credit Party with respect to any subsequent modifications to the Credit Agreement or the other Loan Documents. The Credit Agreement is in all respects ratified and confirmed. Each of the Loan Documents shall remain in full force and effect and are hereby ratified and confirmed. Except as set forth in Section 1 above, neither the execution, delivery nor effectiveness of this Consent

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shall operate as a waiver of any right, power or remedy of the Agent or the
Lender, or of any Default or Event of Default (whether or not known to the Agent or the Lender), under any of the Loan Documents, all of which rights, powers and remedies, with respect to any such Default or Event of Default or otherwise, are hereby expressly reserved by the Agent and the Lender. This Consent shall constitute a Loan Document for purposes of the Credit Agreement.

            (e) Governing Law. THIS CONSENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF GEORGIA.

            (f) Effect. Upon the effectiveness of this Consent, each reference in the Credit Agreement to "this Consent," "hereunder," "hereof" or words of like import shall mean and be a reference to the Credit Agreement as amended hereby and each reference in the other Loan Documents to the Credit Agreement, "thereunder," "thereof," or words of like import shall mean and be a reference to the Credit Agreement as amended hereby. Except as expressly provided in this Consent, all of the terms, conditions and provisions of the Credit Agreement and the other Loan Documents shall remain the same. Each of the Borrower, the Credit Parties and Holdings hereby represents and warrants to the Lender and the Agent that all authorizations, consents and approvals of such Person's board of directors and shareholders, and all other Persons, necessary to permit such Person to execute and deliver this Consent and to perform its obligations hereunder and under the Credit Agreement as amended hereby, and to permit the Lender and the Agent to enforce such obligations, have been obtained.

            (g) No Novation or Waiver. Except as specifically set forth in this Consent the execution, delivery and effectiveness of this Consent shall not
(a) limit, impair, constitute a waiver by, or otherwise affect any right, power or remedy of, the Agent or the Lender under the Credit Agreement or any other Loan Document, (b) constitute a waiver of any provision in the Credit Agreement or in any of the other Loan Documents or of any Default or Event of Default that may have occurred and be continuing, or (c) alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or in any of the other Loan Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

            (h) Agent's Expenses. The Borrower hereby agrees to promptly reimburse the Agent for all of the reasonable out-of-pocket expenses, including, without limitation, attorneys' and paralegals' fees, it has heretofore or hereafter incurred or incurs in connection with the preparation, negotiation and execution of this Consent.

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            IN WITNESS WHEREOF, the parties hereto have executed this Consent as of the day and year first above written.

                                  GENERAL ELECTRIC CAPITAL
                                  CORPORATION, as Agent and the sole Lender

                                  By: ________________________________________
                                  Name: Curtis J. Correa
                                  Title: Duly Authorized Signatory

                                  AVONDALE MILLS, INC., as the Borrower and as a Credit Party

                                  By: ________________________________________
                                  Name: Jack R. Altherr, Jr.
                                  Title: Vice Chairman and Chief Financial
                                  Officer

                                  AVONDALE MILLS GRANITEVILLE FABRICS,
                                  INC., as a Credit Party

                                  By: ________________________________________
                                  Name: Jack R. Altherr, Jr.
                                  Title: Vice Chairman and Chief Financial
                                  Officer

                                  AVONDALE INCORPORATED

                                  By: ________________________________________
                                  Name: Jack R. Altherr, Jr.
                                  Title: Vice Chairman and Chief Financial
                                  Officer

                            Signature Page to Consent